                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Section 240.14a-11(c) or
    Section 240.14a-12

                             RALCORP HOLDINGS, INC.
               (Name of Registrant Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    5) Total fee paid:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

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    4) Date Filed:

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

                            RALCORP HOLDINGS, INC.
                               800 MARKET STREET
      [Ralcorp Logo]       ST. LOUIS, MISSOURI 63101





                                              December 17, 1998

      DEAR RALCORP SHAREHOLDER:

          It is my pleasure to invite you to the 1999 Annual Meeting of Shareholders of Ralcorp Holdings, Inc. We will hold the meeting on Thursday, January 28, 1999, at 10:00 a.m. at the Gateway Center, One Gateway Drive, Collinsville, Illinois.

          This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business we will conduct at the meeting and provides information about Ralcorp.

          Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

          This year we are also offering shareholders the option of voting by telephone or via the Internet instead of by mailing in the proxy card. If you are interested, your enclosed proxy card tells you how. And next year shareholders can receive their Annual Report and proxy materials over the Internet instead of in the mail. If that appeals to you, you can sign up when you vote on the Internet this year.

          We look forward to seeing you on January 28.

                                       /s/ Joe R. Micheletto

                                         Joe R. Micheletto
                                       Chief Executive Officer
                                           and President

                            RALCORP HOLDINGS, INC.




                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS





                                           December 17, 1998

      DEAR SHAREHOLDERS:

          The 1999 Annual Meeting of Shareholders of Ralcorp Holdings, Inc. will be held at the Gateway Center, One Gateway Drive,
      Collinsville, Illinois on Thursday, January 28, 1999, at 10:00 a.m.

          At our Annual Meeting, we will ask you to:

              * Elect one director; and

              * Transact any other business that may properly be
                presented at the Annual Meeting.

          If you were a shareholder of record at the close of business on November 30, 1998, you may vote at the Annual Meeting.

          This Proxy Statement, Notice of Annual Meeting of Shareholders and the enclosed proxy card along with Ralcorp's 1998 Annual Report to Shareholders are being distributed on or about December 17, 1998.

                                         By Order of the Board of Directors,

                                                /s/ Robert W. Lockwood

                                                  Robert W. Lockwood
                                                      Secretary

                            RALCORP HOLDINGS, INC.
                            PROXY STATEMENT FOR THE
                      1999 ANNUAL MEETING OF SHAREHOLDERS

                  INFORMATION ABOUT ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

    We sent you this Proxy Statement and the enclosed proxy card because Ralcorp's Board of Directors is soliciting your proxy to vote at the 1999 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or, if you prefer, you may designate a proxy by telephone or on the Internet. The person you appoint as your proxy will then vote your shares as you have instructed.

WHO IS ENTITLED TO VOTE?

    Shareholders as of the close of business on November 30, 1998, are entitled to vote at the Annual Meeting. On this record date, there were 31,124,949 shares of Ralcorp common stock issued and outstanding.

ON WHAT AM I VOTING?

    One director will be elected at this year's Annual Meeting to serve a three-year term. The Board has nominated David W. Kemper whose current term as a director expires at our Annual Meeting. Mr. Kemper has consented to serve for a new term. If Mr. Kemper should be unable to serve as a director, which is not anticipated, proxies granting discretionary authority may be voted for such other person as the Board may nominate, unless the Board reduces the number of directors.

WHY IS ONLY ONE DIRECTOR BEING ELECTED?

    Dr. William H. Danforth's current term will also expire in January, 1999. However, since Ralcorp's Bylaws provide that a director may not stand for election after attaining age 70, Dr. Danforth is not eligible for re-election. At its September meeting, the Board decided to reduce the size of the Board to five members when Dr. Danforth's term expires rather than nominate a successor. Consequently, proxies can be voted for only one director at this Annual Meeting and only one director will be elected.

HOW MANY VOTES DO I HAVE?

    Each share of Ralcorp common stock that you own entitles you to one vote. Ralcorp shareholders do not have the right to vote cumulatively in electing directors.

HOW CAN I VOTE MY SHARES?

    You can vote on matters presented at the Annual Meeting in two ways:

    BY PROXY--You can vote by signing, dating and returning the enclosed proxy card. If you do this, the persons named on the card will vote your shares as your proxies in the manner you indicate. You may specify on your proxy card whether your shares should be voted for Mr. Kemper as a director, or you may withhold your vote which acts as a vote against Mr. Kemper. If you sign the card but do not indicate a specific choice, your shares will be voted "FOR" the election of Mr. Kemper.

    If any other matter is presented, your proxies will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than the election of one director.

    IN PERSON--You can come to the Annual Meeting and cast your vote there. Please bring the admission ticket, which is included as a part of your proxy card. If your shares are held in the name of your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on November 30, 1998, the record date for voting.

CAN I VOTE BY TELEPHONE OR ON THE INTERNET?

    Yes. You can vote by telephone by calling toll-free 1-800-652-8683 and by following the instructions given at that telephone number. You can vote on the Internet at http://www.vote-by-net.com. If you vote by telephone or on the Internet, you should have your proxy card available when you begin voting. If you vote by telephone or on the Internet, you should not mail in your proxy card.

CAN I STILL ATTEND THE ANNUAL MEETING IF I GIVE MY PROXY?

    Yes.

HOW DO I VOTE MY RALCORP COMMON STOCK HELD IN THE EMPLOYEE SAVINGS INVESTMENT PLAN?

    If you are both a registered shareholder of the Company and an employee participant in the Ralcorp Holdings, Inc. Savings Investment Plan, you will receive a single proxy card that covers shares of Ralcorp common stock credited to your plan account as well as shares of record registered in exactly the same name. Consequently, your proxy card also serves as a voting instruction to the trustee of the Savings Investment Plan. If your plan account is not carried in exactly the same name as your shares of record, you will receive separate proxy cards for individual and plan holdings. If you own shares through the plan and your proxy card has not been received by January 25, 1999, the trustee will vote your shares in the same proportion as the shares that are voted for the other participants in the plan. The trustee will also vote unallocated shares of Ralcorp common stock held in the plan in direct proportion to the voting of allocated shares in the plan as to which voting instructions have been received, unless doing so would be inconsistent with the trustee's duties.

WHAT CONSTITUTES A QUORUM?

    A majority of the outstanding shares entitled to vote at this Annual Meeting represented in person or by proxy will constitute a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because they do not have the authority to do so. Shares represented by proxies that are marked "withhold authority" with respect to the election of one director will be counted as present in determining whether there is a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

    If a quorum is present at our Annual Meeting, the following vote is required for approval:

       Election of One Director         A majority of the shares entitled to vote and present in person or by
       (Proposal 1)                     proxy at the meeting must be voted "FOR" Mr. Kemper.
                                                                            ---

       Other Matters                    A majority of the shares entitled to vote and present in person or by proxy at the meeting must be voted "FOR" such other matter. However, the
                                                                            ---
                                        Board does not know of any other matter that will be presented at this
                                        Annual Meeting other than the election of one director.

    Shares represented by proxies that are marked "withhold authority" with respect to the election of a director or which are marked "abstain" with respect to other issues will be treated as shares present and entitled to vote. This will have the same effect as a vote against Mr. Kemper or such other matters. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, the shares will not be considered as present and entitled to vote with respect to that matter.

MAY I REVOKE MY PROXY?

    If you give a proxy, you may revoke it at any time before your shares are voted. You may revoke your proxy in one of three ways:

        * Send in another proxy with a later date;

        * Notify Ralcorp's Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

        * Vote in person at the Annual Meeting.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES AND WHO WILL PAY THEM?

    The cost of the solicitation of proxies will be paid by Ralcorp. We hired Georgeson & Company Inc. to assist in the solicitation of proxies for a fee of $7,500, plus expenses. In addition to the use of the mail, solicitations may be made by regular employees of the Company, by telephone or personal contact. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for costs reasonably incurred by them in sending proxy materials to the beneficial owners of Ralcorp's common stock.

ARE THERE OTHER MATTERS TO BE ACTED ON AT THE ANNUAL MEETING?

    Under the Company's Bylaws, no nominations or other business could properly be brought before the Annual Meeting by a shareholder unless the shareholder had given notice of their intention to do so by November 30, 1998. Since no notice was received by the Company by that date, no shareholder proposals will be considered at the Annual Meeting. The Company does not intend to submit any other matters to the shareholders for a vote. However, if a vote is taken on any procedural or other matter at the Annual Meeting, the shares represented by proxy will be voted in accordance with the judgment of the person or persons holding those proxies.

WHO ARE RALCORP'S OUTSIDE ACCOUNTANTS AND WILL THEY ATTEND THE MEETING?

    PricewaterhouseCoopers LLP acted as Ralcorp's independent accountants for fiscal year 1998 and has served in this capacity since 1994. The Board, upon the recommendation of the Audit Committee, appointed PricewaterhouseCoopers as independent accountants for the current fiscal year. A representative of that firm will be present at the Annual Meeting, will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

                           PROXY STATEMENT PROPOSAL

                           ELECTION OF ONE DIRECTOR
                           PROPOSAL 1 ON PROXY CARD

WHAT IS THE BOARD'S PROPOSAL FOR THE ELECTION OF DIRECTORS?

    The Board has nominated David W. Kemper for re-election as a director to serve a three-year term. Mr. Kemper has agreed to serve.

    Our Board is currently divided into three classes, each consisting of two directors. Directors for each class are elected at the Annual Meeting of Shareholders held in the year in which the term for their class expires.
Dr. William H. Danforth and Mr. Kemper constitute the class whose terms expire at the 1999 Annual Meeting. As noted above, Mr. Kemper has been nominated by the Board to serve another three-year term. However, the Company's Bylaws provide that a person is not eligible to serve as a director if they would be age 70 or older upon commencement of their term. Consequently, Dr. Danforth will be retiring upon expiration of his term in January, 1999. Rather than nominate a successor to Dr. Danforth, the Board has decided to reduce the size of the Board from six to five directors effective upon Dr. Danforth's retirement at the January, 1999 Annual Meeting. The five directors will then be organized into two classes of two directors and one class of one director. If elected, Mr. Kemper will be the sole member of the one director class and will serve until the Annual Meeting in 2002, or until his successor is elected and qualified, or until his earlier death, resignation or removal.

    If Mr. Kemper should be unable to serve as a director, which is not anticipated, proxies granting discretionary authority may be voted "FOR" any
                                                                    ---
other person the Board nominates, unless the Board further reduces the number of directors. Other directors are not up for election this year and will continue in office for the remainder of their terms or until their death, resignation or removal.

    Dr. Danforth was one of Ralcorp's original directors. We wish to express our gratitude to him for his diligent and effective service and for his many contributions to Ralcorp and its shareholders.

    Biographical information on Mr. Kemper, and the Directors continuing in office, is set forth below. Directors' ages are as of December 31, 1998.

--------------------------------------------------------------------------------------------------------------
                        WILLIAM D. GEORGE, JR.--Continuing in office--Term Expiring 2001
                        Age:                          66

                        Director Since:               March, 1994

[PHOTO]                 Principal Occupation:         Retired President and Chief Executive Officer and member
                                                      of the Board of Directors of S.C. Johnson & Son, Inc.

                        Recent Business               Mr. George retired as President and Chief Executive
                          Experience:                 Officer of S.C. Johnson & Son, Inc. in January, 1997, a
                                                      position he held since 1993. He served as S.C. Johnson's
                                                      President and Chief Operating Officer, Worldwide
                                                      Consumer Products, from 1990 to 1993.

                        Other Directorships:          Arvin Industries, Inc.
--------------------------------------------------------------------------------------------------------------
                        JACK W. GOODALL--Continuing in office--Term Expiring 2000
                        Age:                          60

                        Director Since:               March, 1994

[PHOTO]                 Principal Occupation:         Chairman of the Board of Foodmaker, Inc. since April,
                                                      1996.

                        Recent Business               Mr. Goodall served as Chairman, President and Chief
                          Experience:                 Executive Officer of Foodmaker, Inc. from 1985 to 1996.
--------------------------------------------------------------------------------------------------------------
                        DAVID W. KEMPER--Standing for election at this meeting for a term expiring 2002
                        Age:                          48

                        Director Since:               October, 1994

[PHOTO]                 Principal Occupation:         Chairman, President and Chief Executive Officer of
                                                      Commerce Bancshares, Inc. since 1991.

                        Other Directorships:          Tower Properties Company and Wave Technologies Interna-
                                                      tional, Inc.
--------------------------------------------------------------------------------------------------------------
                        JOE R. MICHELETTO--Continuing in office--Term Expiring 2000
                        Age:                          62

                        Director Since:               January, 1994

[PHOTO]                 Principal Occupation:         Chief Executive Officer and President of Ralcorp
                                                      Holdings, Inc. since September, 1996.

                        Recent Business               Mr. Micheletto served as Co-Chief Executive Officer and
                          Experience:                 Chief Financial Officer of Ralcorp Holdings, Inc. from
                                                      1994 to 1996. He served as Vice President and Controller
                                                      of Ralston Purina Company from 1985 to 1994 and as Chief
                                                      Executive Officer of Ralston Resorts from 1991 to 1997.

                        Other Directorships:          Agribrands International, Inc. and Vail Resorts, Inc.
--------------------------------------------------------------------------------------------------------------
                        WILLIAM P. STIRITZ, CHAIRMAN OF THE BOARD--Continuing in office--Term Expiring 2001
                        Age:                          64

                        Director Since:               January, 1994

[PHOTO]                 Principal Occupation:         Chairman of the Board, Chief Executive Officer and
                                                      President, Agribrands International, Inc. since April,
                                                      1998.

                        Recent Business               Mr. Stiritz served as Chairman of the Board, Chief
                          Experience:                 Executive Officer and President of Ralston Purina
                                                      Company from 1982 to 1997.

                        Other Directorships:          Angelica Corporation; Ball Corporation; The May
                                                      Department Stores Company; Ralston Purina Company;
                                                      Reinsurance Group of America, Incorporated; and, Vail
                                                      Resorts, Inc.
--------------------------------------------------------------------------------------------------------------

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MR. KEMPER.
                                                    ---

                      INFORMATION ON CERTAIN SHAREHOLDERS

WHICH SHAREHOLDERS OWN MORE THAN 5% OF RALCORP COMMON STOCK?

    The following table shows, as of November 30, 1998, all persons we know to be "beneficial owners" of more than five percent of Ralcorp.<FA>

                                       TABLE I

                                             NUMBER OF SHARES      % OF
      NAME AND ADDRESS           TITLE OF      BENEFICIALLY       SHARES     EXPLANATORY
     OF BENEFICIAL OWNER          CLASS           OWNED         OUTSTANDING     NOTES
----------------------------------------------------------------------------------------

BankAmerica Corporation        Common Stock     1,929,408          6.2%         <FB>
101 South Trion Street
Charlotte, NC 28255

First Manhattan Co.            Common Stock     2,126,939          6.8%         <FC>
437 Madison Avenue
New York, NY 10022

Harris Associates L.P.         Common Stock     1,712,400          5.5%         <FD>
Two North LaSalle Street
Chicago, IL 60602

-------
<FA> "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Ralcorp common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.

<FB> Of these shares, BankAmerica Corporation, has voting and investment powers as follows: sole voting--1,009,631 shares; shared voting--865,562 shares; sole investment--778,360 shares; and shared investment--1,121,599 shares.

<FC> Of these shares, First Manhattan Co., has voting and investment powers as follows: sole voting--69,000 shares; shared voting--2,016,589 shares; sole investment--69,000 shares; and shared investment--2,057,939 shares. First Manhattan Co. disclaims beneficial ownership as to 159,200 shares held by family members of general partners of First Manhattan Co.

<FD> Harris Associates L.P. has shared voting and investment powers with respect to all these shares.

HOW MUCH RALCORP STOCK DO DIRECTORS AND EXECUTIVE OFFICERS OWN?

    The following table shows, as of November 30, 1998, Ralcorp common stock owned beneficially by Ralcorp directors and executive officers under SEC rules. Except as noted, all such persons possess sole voting and investment powers with respect to the shares listed. An asterisk in the column listing the percentage of shares beneficially owned indicates the person owns less than 1% of the common stock as of November 30, 1998.

                                            TABLE II
                                                 NUMBER OF SHARES      % OF
                   DIRECTORS                       BENEFICIALLY       SHARES          EXPLANATORY
            AND EXECUTIVE OFFICERS                    OWNED         OUTSTANDING          NOTES
------------------------------------------------------------------------------------------------
William H. Danforth                                   309,227          <F*>           <FA><FB>
William D. George, Jr.                                  1,000          <F*>
Jack W. Goodall                                        30,900          <F*>
David W. Kemper                                         9,000          <F*>           <FA>
Joe R. Micheletto                                      61,407          <F*>           <FC><FJ>
William P. Stiritz                                    876,459           2.8%          <FD>
Kevin J. Hunt                                          10,415          <F*>           <FE><FJ>
Robert W. Lockwood                                     18,227          <F*>           <FF><FJ>
James A. Nichols                                       56,988          <F*>           <FG><FJ>
David P. Skarie                                        11,438          <F*>           <FH><FJ>
All directors and executive officers as a group
  (11 persons)                                      1,386,358           4.5%          <FI><FJ>

-------
<FA> Excludes 55,270 shares of common stock held by Washington University, St.
     Louis, Missouri. Dr. Danforth is Chairman of the Board of Trustees of the University and Mr. Kemper serves on the University's Board of Trustees, which consists of 48 members.

<FB> Dr. Danforth has sole voting and investment powers respecting 22,057 shares and shares voting and investment powers respecting 272,789 shares. Dr. Danforth disclaims beneficial ownership of 14,381 shares.

<FC> Includes 19,317 shares of common stock held under Ralcorp's Savings
     Investment Plan. Mr. Micheletto has only voting power with respect to 835 of these shares.

<FD> Includes 18,333 shares of common stock owned by Mr. Stiritz's wife.

<FE> Includes 3,371 shares of common stock held under Ralcorp's Savings
     Investment Plan. Mr. Hunt has only voting power with respect to 2,969 of these shares.

<FF> Includes 12,535 shares of common stock as to which he shares voting and investment powers. Also includes 5,692 shares of common stock held under Ralcorp's Savings Investment Plan. Mr. Lockwood has only voting power with respect to 2,850 of these shares.

<FG> Includes 16,702 shares of common stock held under Ralcorp's Savings
     Investment Plan. Mr. Nichols has only voting power with respect to 2,586 of these shares.

<FH> Includes 2,951 shares of common stock held under Ralcorp's Savings
     Investment Plan. Mr. Skarie has only voting power with respect to 1,953 of these shares.

<FI> With respect to all executive officers except those named in the above
     Table: includes 1,297 shares of common stock held under the Company's Savings Investment Plan (the executive officers have only voting power with respect to 505 of these shares).

<FJ> Shares of common stock held in the Company's Savings Investment Plan are not directly allocated to individual participants but instead are held in a separate fund in which participants acquire units. Such fund also holds varying amounts of cash and short-term investments. The number of shares of common stock reported as being held in the Savings Investment Plan with respect to the executive officers is an approximation of the number of such shares in the fund allocable to each of the executive officers. The number of shares allocable to a participant in the fund will vary on a daily basis based upon the cash position of the fund and the market price of the common stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH SEC BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN 1998?

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and greater-than-10% stockholders to file reports with the SEC and the New York Stock Exchange on changes in their beneficial ownership of Ralcorp common stock and to provide Ralcorp with copies of the reports. Based on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for 1998.

              INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

HOW MANY TIMES DID THE BOARD MEET IN 1998?

    The Board currently has four regular meetings scheduled per year, and holds such special meetings when necessary to review significant matters affecting the Company and to act upon matters requiring Board approval. During fiscal year 1998, there were four regular meetings and two special telephonic meetings.

HOW DOES RALCORP COMPENSATE ITS DIRECTORS?

    All directors, with the exception of Mr. Micheletto, receive an annual retainer of $20,000. They are also paid $1,000 for attending each regular or special Board meeting, standing committee meeting, telephonic meeting and consent to action without a meeting. Ralcorp also pays the premiums on directors' and officers' liability and travel accident insurance policies insuring directors. Mr. Micheletto receives no remuneration for his services as a director.

    Ralcorp has a Deferred Compensation Plan for Non-Management Directors. Under this plan, any non-management director may elect to defer, with certain limitations, their retainer and fees until retirement or other termination of his directorship. Deferrals may be made in common stock equivalents in an Equity Option (stock equivalents) or may be made in cash under a Variable Interest Option (interest at prime rate). Deferrals in the Equity Option receive a 33 1/3% Company matching contribution. All directors have elected to defer their retainer and fees.

DOES THE BOARD HAVE ANY STANDING COMMITTEES?

    The Board has an Audit Committee and a Nominating and Compensation
Committee.

WHAT DOES THE AUDIT COMMITTEE DO AND WHO ARE ITS MEMBERS?

    The Audit Committee consists of five non-management directors and is responsible for matters relating to accounting policies and practices, financial reporting and internal controls. Each year it recommends to the Board the appointment of a firm of independent accountants to examine the financial statements of the Company. It reviews with representatives of the independent accountants the scope of the examination of the Company's financial statements, results of audits, audit costs and recommendations with respect to internal controls and financial matters. The Audit Committee also reviews nonaudit services rendered by the Company's independent accountants and periodically meets with or receives reports from principal officers. This Committee met twice in fiscal year 1998. Its members as of the date of this Proxy Statement are Messrs. Danforth, George, Goodall, Kemper and Stiritz. Mr. Kemper serves as Committee Chairman.

WHAT DOES THE NOMINATING AND COMPENSATION COMMITTEE DO AND WHO ARE ITS MEMBERS?

    The Nominating and Compensation Committee consists of five non-management directors. It recommends to the Board nominees for election as directors and executive officers of the Company. Additionally, it makes recommendations to the Board regarding election of directors to positions on committees of the Board and compensation and benefits for directors. The Nominating and Compensation Committee also sets the compensation of all executive officers and administers the Company's Deferred Compensation Plan for Key Employees and Incentive Stock Plan, including the granting of awards under the latter plan. It also reviews the competitiveness of management compensation and benefit programs and principal employee relations policies and procedures. This Committee met once in fiscal year 1998. Its members as of the date of this Proxy Statement are Messrs. Danforth, George, Goodall, Kemper and Stiritz. Mr. Goodall serves as Committee Chairman.

HOW DOES A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF RALCORP?

    The Nominating and Compensation Committee will consider suggestions from shareholders regarding possible director candidates. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

DID EACH DIRECTOR ATTEND AT LEAST 75% OF ITS MEETINGS?

    During fiscal year 1998, all directors attended 75% or more of the aggregate of the meetings of the Board and of the Board committees to which they were appointed.

                     INFORMATION ON EXECUTIVE COMPENSATION

WHAT HISTORICAL INFORMATION ON RALCORP DO I NEED TO UNDERSTAND THE EXECUTIVE COMPENSATION INFORMATION IN THIS PROXY STATEMENT?

    The Company was created as part of the restructuring of another company which is no longer public but which, prior to January 31, 1997:

    * conducted the business operations now conducted by the Company;

    * had a Board, and a Nominating and Compensation Committee, whose members were the same as those of the Company; and,

    * had many of the same executive officers as the Company.

Consequently, executive compensation reported in this Proxy Statement for periods prior to January 31, 1997 represents compensation paid by that other company.

HOW DOES RALCORP COMPENSATE ITS OFFICERS?

    The following tables and narrative text discuss compensation paid in fiscal year 1998 to the Named Executive Officers, i.e., the Company's Chief Executive Officer and President and the Company's four other most highly compensated executive officers. This information is followed by the report of the Board's Nominating and Compensation Committee that describes the Committee's philosphy on executive compensation.

                                              SUMMARY COMPENSATION TABLE
                                                                               LONG-TERM COMPENSATION
                                                                                      (AWARDS)
                                               ANNUAL COMPENSATION           ---------------------------
                                        ----------------------------------                    SECURITIES
                                                              OTHER ANNUAL     RESTRICTED     UNDERLYING    ALL OTHER
                                                              COMPENSATION   STOCK AWARD(S)    OPTIONS     COMPENSATION
NAME & PRINCIPAL POSITION        YEAR   SALARY($)  BONUS($)       ($)             ($)            (#)         ($)<F1>
-------------------------        ----   --------   --------   ------------   --------------   ----------   ------------
J. R. Micheletto                 1998   $350,000   $200,000     $10,213            0           100,000       $60,750
Chief Executive Officer          1997   $300,000   $150,000     $14,068            0            96,000       $80,466
and President                    1996   $210,000   $100,000     $19,481            0                 0       $46,733

K. J. Hunt                       1998   $165,000   $ 87,500     $   739            0            30,000       $15,888
Vice President; and              1997   $140,000   $ 75,000     $     0            0            43,000       $15,675
President, Bremner, Inc.         1996   $130,000   $ 40,000     $    43            0                 0       $10,193

R. W. Lockwood                   1998   $190,000   $ 89,500     $     0            0            25,000       $28,392
Vice President, General          1997   $182,000   $ 65,000     $     0            0            35,000       $24,468
Counsel and Secretary            1996   $182,000   $ 43,000     $     0            0                 0       $21,863

J. A. Nichols                    1998   $189,000   $ 95,000     $   304            0            30,000       $29,460
Vice President; and              1997   $180,000   $ 80,000     $     0            0            43,000       $39,075
President, Ralston Foods         1996   $157,000   $ 60,000     $   596            0                 0       $42,080

D. P. Skarie                     1998   $159,600   $ 79,000     $     0            0            25,000       $18,337
Vice President and               1997   $152,000   $ 65,000     $     0            0            35,000       $16,870
Director of Customer             1996   $152,000   $ 55,000     $     0            0                 0       $18,931
Development

--------
<F1> The amounts shown in this column for fiscal year 1998 consist of the following: (i) Company matching contributions or accruals to the Company's Savings Investment Plan and Executive Savings Investment Plan. Such amounts are $10,750, $4,950, $6,017, $5,710, and $6,087, respectively, for
     Messrs. Micheletto, Hunt, Lockwood, Nichols and Skarie; and, (ii) Company 25% matching contributions on deferrals under the Equity Option of the Deferred Compensation Plan for Key Employees. Such amounts are $50,000, $10,938, $22,375, $23,750, and $12,250, respectively, for Messrs.
     Micheletto, Hunt, Lockwood, Nichols and Skarie.

STOCK OPTIONS

    The following table sets forth stock option grants to the Named Executive Officers during fiscal year 1998.


                               OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                        ---------------------------------------------------  GRANT DATE
                        NUMBER OF                                              VALUE
                        SECURITIES      % OF TOTAL                           ----------
                        UNDERLYING       OPTIONS      EXERCISE               GRANT DATE
                         OPTIONS        GRANTED TO    OR BASE                 PRESENT
                         GRANTED        EMPLOYEES      PRICE     EXPIRATION    VALUE
        NAME             (#)<F1>      IN FISCAL YEAR   ($/SH)       DATE       $<F2>
        ----            ----------    --------------  --------   ----------  ----------
J. R. Micheletto         100,000          23.2%       $14.625    9/23/2008    $752,000
K. J. Hunt                30,000           7.0%       $14.625    9/23/2008    $225,517
R. W. Lockwood            25,000           5.8%       $14.625    9/23/2008    $187,936
J. A. Nichols             30,000           7.0%       $14.625    9/23/2008    $225,517
D. P. Skarie              25,000           5.8%       $14.625    9/23/2008    $187,936

-------
<F1> 25% of the total shares become exercisable on September 24 of 2001, 2002,
     2003 and 2004.
<F2> Grant date valuation amounts were determined by application of the
     Black-Scholes valuation method. Assumptions used were as follows: (i) interest rate equals the interpolated Treasury rate for the applicable maturity on the grant date; (ii) dividend yield continues as 0%; (iii) expected volatility at grant date equals 30%; and, (iv) exercise period equals period until expiration.

    The following table sets forth fiscal year end option values. None of the options reflected in the table were exercisable on September 30, 1998, the end of fiscal year 1998. No options were exercised by any of the Named Executive Officers during the fiscal year. The Company has never granted Stock Appreciation Rights.

                                 FISCAL YEAR-END OPTION VALUES
                                 NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                UNDERLYING UNEXERCISED                    IN-THE-MONEY
                                 OPTIONS AT FY-END(#)                 OPTIONS AT FY-END($)
                            ------------------------------       ------------------------------
        NAME                EXERCISABLE      UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
        ----                -----------      -------------       -----------      -------------
J. R. Micheletto                 0              196,000              $0             $200,000
K. J. Hunt                       0               73,000              $0             $ 86,000
R. W. Lockwood                   0               60,000              $0             $ 70,000
J. A. Nichols                    0               73,000              $0             $ 86,000
D. P. Skarie                     0               60,000              $0             $ 70,000

COMPENSATION PURSUANT TO PLANS

    During fiscal year 1998, Ralcorp maintained certain plans that provided benefits to executive officers and other employees of the Company. Descriptions of some of those plans follow. The descriptions provided are in summary form and are contained in this Proxy Statement solely in order to meet SEC requirements regarding disclosure of the compensation of the Named Executive Officers and should not be used for any other purpose.

  EMPLOYMENT/SEVERANCE AGREEMENTS

    The Company has Employment Agreements with the Named Executive Officers expiring on January 31, 2000. The Employment Agreements provide for payment of a minimum monthly salary and minimum bonus each year during the term of the Agreement. Minimum monthly salaries are as follows: Mr. Micheletto--$25,000; Mr. Hunt--$11,667; Mr. Lockwood--$15,167; Mr. Nichols--$15,000; and,
Mr. Skarie--$12,667. Minimum bonuses are as follows: Mr. Micheletto--$150,000; Mr. Hunt--$35,000; Mr. Lockwood--$21,500; Mr. Nichols--$45,000; and, Mr.
Skarie--$27,500.

    Actual monthly salaries and bonuses may be higher within the discretion of the Committee. The Employment Agreements also provide that the Named Executive Officers shall receive an executive level benefit program as determined by the Board.

    Any Named Executive Officer may be terminated at any time without "cause". If the termination occurs prior to the end of the term of the Employment Agreement, the Named Executive Officer will be entitled to receive monthly base salary, minimum bonuses and employee benefits through the end of the term. However, the Company can terminate the Employment Agreement immediately and without notice if the Named Executive Officer engages in certain specified conduct, including the refusal without cause to perform his assigned duties, the open criticism of the Company in the media or the participation in any conduct the Board determines to be contrary to the Company's best interests. This is called a Termination for Cause. Upon Termination for Cause, the Company will be obligated to pay the Named Executive Officer his monthly base salary prorated to the date of the termination event.

    In addition, the Company has Management Continuity Agreements with the Named Executive Officers. The agreements provide severance compensation to each covered executive officer in the event of the officer's voluntary or involuntary termination after a change-in-control of the Company. The compensation provided would be in the form of a lump sum payment equal to the present value of continuing the executive officer's salary and bonus for a specified period following the executive officer's termination of employment, the continuation of other executive benefits for the same period, and certain pension bridging payments. The initial applicable period is two years (three years in the case of the CEO) in the event of an involuntary termination of employment (including a constructive termination) and one year, in the event of a voluntary termination of employment. These periods are subject to reduction for each complete year the executive officer remains employed following the change-in-control. No payments would be made if the executive officer's termination is due to death, disability or normal retirement, or is "for cause", nor would any payments continue beyond the executive officer's normal retirement date. Contracts governing stock options provide that upon a change-in-control of the Company, any unexercised, unvested, unearned or unpaid shares become 100% vested. If a payment obligation under a Management Continuity Agreement is triggered in connection with the termination of a Named Executive Officer during the term of such officer's Employment Agreement, then payments due under the Management Continuity Agreement would be reduced by payments made under the Employment Agreement.

  RETIREMENT PLAN

    The Ralcorp Holdings, Inc. Retirement Plan may provide pension benefits in the future to the Named Executive Officers. Certain regular U.S. employees having one year of service with the Company, or certain Company subsidiaries, are eligible to participate in the Retirement Plan. Employees become vested after five years of service. Normal retirement is at age 65; however, employees who work beyond age 65 may continue to accrue benefits.

    Annual benefits are computed by multiplying the participant's Final Average Earnings (average of participant's five highest consecutive annual earnings during ten years prior to retirement or earlier termination) by the product of 1.5% times the participant's years of service (to a maximum of 40 years) and by subtracting from that amount up to one-half of the participant's primary social security benefit at retirement (with the actual amount of offset determined by age and years of service at retirement).

    The following table shows the estimated annual retirement benefits that would be payable from the Retirement Plan to salaried employees, including the Named Executive Officers, assuming age 65 retirement. To the extent an employee's compensation or benefits exceed certain limits imposed by the Internal Revenue Code of 1986, as amended, the table also includes benefits payable from an unfunded supplemental retirement plan. The table reflects benefits prior to the subtraction of social security benefits as described above.

                                             PENSION PLAN TABLE

 REMUNERATION                                         YEARS OF SERVICE
(FINAL AVERAGE   --------------------------------------------------------------------------------------------
   EARNINGS)        10            15            20            25            30            35            40
 -------------   --------      --------      --------      --------      --------      --------      --------
   $100,000      $ 15,000      $ 22,500      $ 30,000      $ 37,500      $ 45,000      $ 52,500      $ 60,000
   $200,000      $ 30,000      $ 45,000      $ 60,000      $ 75,000      $ 90,000      $105,000      $120,000
   $300,000      $ 45,000      $ 67,500      $ 90,000      $112,500      $135,000      $157,500      $180,000
   $400,000      $ 60,000      $ 90,000      $120,000      $150,000      $180,000      $210,000      $240,000
   $500,000      $ 75,000      $112,500      $150,000      $187,500      $225,000      $262,500      $300,000
   $600,000      $ 90,000      $135,000      $180,000      $225,000      $270,000      $315,000      $360,000
   $700,000      $105,000      $157,500      $210,000      $262,500      $315,000      $367,500      $420,000

    For the purpose of calculating retirement benefits, the Named Executive Officers had, as of September 30, 1998, the following years of credited service, calculated to the nearest year: Mr. Micheletto--36 years;
Mr. Hunt--13 years; Mr. Lockwood--22 years; Mr. Nichols--23 years; and, Mr. Skarie--13 years. Credited service includes service with Ralston, the Company's former parent corporation. Earnings used in calculating benefits under the Retirement Plan and any unfunded supplemental retirement plan previously described are approximately equal to amounts included in the Salary and Bonus columns in the Summary Compensation Table on page 9.

  OTHER BENEFIT PLANS

    Beneficiaries of eligible retired executive officers will be provided a death benefit in an amount equal to 50% of the earnings recognized under the Company's benefit plans for the executive officer during the last full year of employment. This benefit is not presently insured or funded.

    In addition, the Executive Long-Term Disability Plan would provide benefits to its corporate officers, including certain executive officers, in the event they become disabled. The Long-Term Disability Plan, which is available to certain regular employees of the Company and in which officers must participate at their own expense in order to be eligible for the Executive Long-Term Disability Plan, imposes a limit of $10,000 per month (60% of a maximum annual salary of $200,000) on the amount paid to a disabled employee. The Executive Long-Term Disability Plan will provide a supplemental benefit equal to 60% of the difference between the executive officer's previous year's earnings recognized under the Company's benefit plans and $200,000, with appropriate taxes withheld.

                     NOMINATING AND COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

    The Nominating and Compensation Committee (the "Committee") consists entirely of non-management directors free from relationships with the Company that might be considered a conflict of interest. It approves direct and indirect compensation of all executive officers and administers, and makes awards under, the 1997 Incentive Stock Plan which was approved by shareholders in January, 1998. Stock-based awards such as stock options and restricted stock may be granted under that Plan to officers and other key employees of the Company.

COMPENSATION PHILOSOPHY

    The Company's executive compensation program is designed to provide total compensation that can attract, retain and motivate key employees. The Committee's intent is to provide overall cash compensation packages that have a greater "at risk" element than competitive norms, i.e., salaries below industry medians and performance-based bonuses which may permit recipients to achieve total cash compensation packages exceeding medians. The Committee generally reviews executive officer compensation including salaries, bonuses and any long-term compensation such as stock options each September near the end of the Company's fiscal year.

SALARIES

    The Committee establishes the salaries of executive officers based on its assessment of the individual's responsibilities, experience, individual performance and contribution to the Company's performance. The Committee also takes into account compensation data from other companies; historical compensation levels at the Company; the competitive environment for attracting and retaining executives; and, in the case of executive officers other than Mr. Micheletto, the recommendation of Mr. Micheletto. The Company attempts to set base salary levels at or below the median level for executives holding positions of similar responsibility and complexity at corporations as reflected in published surveys. The salaries for Named Executive Officers are set forth in the Summary Compensation Table on page 9.

BONUSES

    On September 24, 1998, the Committee awarded bonuses to the Named Executive Officers for the Company's 1998 fiscal year. The amount of each bonus was based on the officer's total compensation package including salary, bonus and stock options; the financial performance of the officer's business unit relative to the business plan (including such areas as sales volume, revenues, costs, cash flow and operating profit), Company financial performance (including the measures of business unit performance listed above and, in addition, earnings per share, return on equity and total return to the shareholders); the officer's individual performance (including the quality of strategic plans, organizational and management development, special project leadership and similar manifestations of individual performance); the business environment for the officer's business unit; and, in the case of officers other than Mr. Micheletto, on the recommendations of Mr. Micheletto. The recommendations of Mr. Micheletto were, in turn, based on bonus targets (as a percent of salary) set prior to the beginning of the fiscal year.

    Although the foregoing factors were weighed heavily by the Committee, individual bonuses and the total bonus pool were not based on application of a strict numerical formula developed prior to the fiscal year but were based on the Committee's exercise of subjective judgment and discretion in light of the quantitative and qualitative factors listed above. Mr. Micheletto's bonus was based on the Committee's general assessment of the factors described above and in particular, on his contributions to the achievement of operating results significantly above those called for under the business plan, and his leadership in accomplishing several significant acquisitions and divestitures during the fiscal year.

LONG-TERM COMPENSATION

    Long-term compensation currently consists of stock options which entitle the recipient to purchase a specified number of shares of the Company's common stock after a specified period of time at an option price which is ordinarily equal to the fair market value of the common stock at the time of grant. They provide executives with an opportunity to buy and maintain an equity interest in the Company while linking the executive's compensation directly to shareholder value since the executive receives no benefit from the option unless all shareholders have benefited from an appreciation in the value of the common stock. In addition, since the options "vest" serially over a period of time after the date of grant, they enhance the ability of the Company to retain the executive while encouraging the executive to take a longer-term view on decisions impacting the Company.

    At its September 24, 1998 meeting, the Committee also authorized the award of stock options to the Named Executive Officers and other officers and key employees equal in the aggregate to approximately one percent of the Company's outstanding common stock. That percentage was based on comparative information regarding stock option programs of other companies in the food industry. Options were allocated among the Named Executive Officers by the Committee based on the Committee's assessment of the relative past and potential contributions of each of the Named Executive Officers and, to a lesser extent, competitive norms, taking into account stock awards already held by the officers. In the case of executive officers other than Mr. Micheletto, the Committee also considered the recommendations of Mr. Micheletto. Pursuant to a delegation by the Committee, Mr. Micheletto also designated a broad group of key employees as recipients of the stock options.

DEDUCTIBILITY OF CERTAIN EXECUTIVE COMPENSATION

    A feature of the Omnibus Budget Reconciliation Act of 1993 sets a limit on deductible compensation of $1,000,000 per person, per year for the Chief Executive Officer and the next four highest-paid executives. It is not anticipated that any portion of the compensation to be received during the 1999 fiscal year by the Named Executive Officers would exceed the limit on deductibility by the Company. With respect to future years, while it is the general intention of the Committee to meet the requirements for deductibility, the Committee may, in the exercise of its judgment, approve payment of compensation from time to time that may not be fully deductible. The Committee believes this flexibility will enable it to respond to changing business conditions, or to an executive's exceptional individual performance. The Committee will continue to review and monitor its policy with respect to the deductibility of compensation.

              J. W. Goodall--Chairman             D. W. Kemper
              W. H. Danforth                      W. P. Stiritz
              W. D. George, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Stiritz is on the Company's Nominating and Compensation Committee and is Chairman of the Board of Ralston Purina Company. During the fiscal year, the Company paid Ralston approximately $2.1 million for advertising, research and quality assurance services. These arrangements were, and for any services continuing in fiscal year 1999 will be, conducted in the ordinary course of business at competitive prices and terms. In addition, during the fiscal year, Ralston purchased approximately $750,000 worth of Ralcorp products for distribution outside the United States. The arrangement under which these sales were made was terminated in December 1997.

             COMPARATIVE INFORMATION ON THE COMPANY'S PERFORMANCE

HOW DOES RALCORP COMPARE WITH OTHER COMPANIES IN RETURN ON A SHAREHOLDER'S INVESTMENT?

    The graph displayed below is presented in accordance with SEC requirements. The graph begins on February 3, 1997, the first day of trading for New Ralcorp common stock. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this

Proxy Statement, in whole or in part, the following Performance Graph and the Nominating and Compensation Committee Report on Executive Compensation set forth above shall not be incorporated by reference into any such filings.

    Set forth below is a line graph comparing the cumulative total shareholder return for Ralcorp's common stock with the cumulative total return of the stocks in the Russell 2000 and Russell 2000 Consumer Staples Indices.


                                    [GRAPH]


   Comparison of Total Return on $100.00 Invested in Ralcorp Holdings, Inc.
      Common Stock on February 3, 1997 vs. Russell 2000 and Russell 2000
                           Consumer Staples Indices

The Graph depicts the following returns:

                                        RUSSELL    RUSSELL 2000
                                         2000    CONSUMER STAPLES
                             RALCORP    INDEX         INDEX
                             -------    -------  ----------------
2/3/97                       100.00     100.00       100.00
9/30/97                      151.01     123.85       132.38
9/30/98                      113.13     100.86       121.70

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

HOW DO I MAKE A PROPOSAL FOR THE 2000 ANNUAL MEETING?

    Under the Company's Bylaws, shareholders who desire to nominate a director or present any other business at an Annual Meeting of Shareholders must follow certain procedures. Generally, to be considered at the 2000 Annual Meeting of Shareholders, a shareholder nomination or proposal not to be included in the Proxy Statement and Notice of Meeting must be received by the Company's Secretary between October 30, 1999 and November 29, 1999. However, if the shareholder desires that the proposal be included in the Company's Proxy Statement and Notice of Meeting for the 2000 Annual Meeting of Shareholders then it must be received by the Secretary of the Company no later than August 19, 1999 and must also comply in all respects with the rules and regulations of the SEC and the laws of the State of Missouri. A copy of the Bylaws will be furnished to any shareholder without charge upon written request to the Company's Secretary.

                                            By Order of the Board of Directors,

                                                /s/ Robert W. Lockwood

                                                  Robert W. Lockwood
                                                        Secretary

December 17, 1998



RFG 0396

P   Ralcorp(TM) [LOGO]       RALCORP HOLDINGS, INC.

R              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
O                       JANUARY 28, 1999 AT 10:00 A.M.
            GATEWAY CENTER, ONE GATEWAY DRIVE, COLLINSVILLE, ILLINOIS
X
        The undersigned appoints Joe R. Micheletto and Robert W. Lockwood,
Y and each of them, lawful attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Ralcorp Holdings, Inc. to be held on January 28, 1999, and at any adjournments thereof, and to vote in accordance with the instructions on the reverse side all shares of Common Stock of the Company which the undersigned is entitled to vote.

        TRUSTEE'S AUTHORIZATION. The undersigned also authorizes Vanguard Fiduciary Trust Company to vote any shares of Common Stock of the Company credited to the undersigned's account under the Ralcorp Holdings, Inc. Savings Investment Plan at the Annual Meeting of Shareholders in accordance with the instructions on the reverse side.

                IMPORTANT--PLEASE SIGN AND DATE ON BACK OF CARD.
            RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE;
                            NO POSTAGE NECESSARY.

                                                              -----------
                                                              SEE REVERSE
                                                                  SIDE
                                                              -----------

---------------------------------------------------------------------------
                        DETACH AND RETURN PROXY CARD


                                 IMPORTANT
                  PLEASE VOTE THE ABOVE PROXY CARD TODAY!
                      YOUR PROMPT RESPONSE WILL SAVE
                    THE EXPENSE OF ADDITIONAL MAILINGS.

    IF YOU REQUIRE SPECIAL ARRANGEMENTS TO PARTICIPATE AT THIS MEETING,
       PLEASE CONTACT THE COMPANY'S SHAREHOLDER SERVICES DEPARTMENT
                  AT (314) 877-7046 PRIOR TO THE MEETING.

          IF YOUR ADDRESS HAS CHANGED, PLEASE BE SURE TO NOTIFY
                      SHAREHOLDER SERVICES PROMPTLY

                                 FOLD HERE
---------------------------------------------------------------------------

                              ADMISSION TICKET

                  FOR PRE-REGISTRATION, PLEASE SIGN BELOW.
           PRESENT THIS CARD AT THE ENTRANCE TO THE MEETING ROOM.

                           RALCORP HOLDINGS, INC.
                  1999 ANNUAL MEETING OF SHAREHOLDERS

                              GATEWAY CENTER
                ONE GATEWAY DRIVE, COLLINSVILLE, ILLINOIS
                        THURSDAY, JANUARY 28, 1999
                                10:00 A.M.

      SIGNATURE
               -----------------------------------------------------

/X/ Please mark your
    vote as in this
    example.

The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE FOR THE NOMINEE LISTED BELOW.
---------------------------------------------------------------------
The Board of Directors recommends a vote "FOR" the nominee for election as director
---------------------------------------------------------------------
1. Election of
   Director:          FOR  WITHHELD
   David W. Kemper    / /    / /


             ANNUAL REPORT
             Mark here to discontinue annual report mailing for
             this account (for multiple-account holders only).    / /

             ANNUAL MEETING
             Mark here if you plan to attend the annual meeting.  / /

                        Please sign exactly as name appears hereon.
                        Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                        ---------------------------------------------
                        SIGNATURE(S)                       DATE

                        ---------------------------------------------
                        SIGNATURE(S)                       DATE

---------------------------------------------------------------------
                         FOLD AND DETACH HERE

         ----------------------------------------------------


         ----------------------------------------------------
                          RALCORP HOLDINGS, INC.

Dear Shareholder:

Ralcorp Holdings, Inc. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares either over the telephone or the Internet. This eliminates the need to return the proxy card.

To vote your shares by proxy electronically you must use the control number printed in the box above, just below the perforation.

1.    To vote over the Internet:
          * Log on to the Internet and go to the web site http://www.vote-by-net.com

          * While you are voting, you may also want to consider electing to receive your Annual Report and proxy materials on the Internet next year by following the instructions at this web site. If you make this election, you will not receive paper copies in the mail next year.

2.    To vote over the telephone:
          * On a touch-tone telephone call 1-800-OK2-VOTE (1-800-652-8683) 24 hours a day, 7 days a week

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                    APPENDIX

     Page 14 of the printed proxy contains a Performance Graph comparing cumulative total shareholder return from February 3, 1997 to September 30, 1998. The information contained in said graph is depicted in the table immediately following the graph.